SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        Date of Report (Date of earliest event reported):
                                 October 7, 2002


                             STILWELL FINANCIAL INC.
               (Exact name of company as specified in its charter)


           DELAWARE                    001-15253                 43-1804048
------------------------------   --------------------    -----------------------
 (State or other jurisdiction    (Commission file        (IRS Employer
       of incorporation)                number)          Identification Number)


            920 Main Street, 21st Floor, Kansas City, Missouri 64105
               (Address of principal executive offices) (Zip Code)


                Company's telephone number, including area code:
                                (816) 218 - 2400


                                 Not Applicable
          (Former name or former address if changed since last report)



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Item 4.           Changes in Registrant's Certifying Accountant

         Effective October 7, 2002, Stilwell Financial Inc. ("Stilwell" or "Company") changed its independent accountant due to a decision by the Company's Audit Committee and Board of Directors to have the Company's financial statements audited by a different firm of independent accountants than that which audits the Janus Funds and Berger Funds. For the past several years, PricewaterhouseCoopers LLP ("PricewaterhouseCoopers") served as the independent accountant for Stilwell and each of the Janus Funds and Berger Funds. Stilwell's Board of Directors (the "Stilwell Board") elected to separate these responsibilities by selecting Deloitte & Touche LLP as Stilwell's independent accountant. PricewaterhouseCoopers continues to serve as the independent accountant for each of the Janus Funds and Berger Funds.


(a) Previous independent accountant.

        (i) On October 8, 2002, Stilwell notified PricewaterhouseCoopers that it had been dismissed as Stilwell's independent accountant.
        (ii) The reports of PricewaterhouseCoopers on Stilwell's consolidated financial statements as of and for the years ended December 31, 2001 and 2000 did not contain any adverse opinion or disclaimer of opinion, and neither report was qualified or modified as to uncertainty, audit scope or accounting principle.
        (iii) The decision to change independent accountants was recommended by Stilwell's Audit Committee and approved by the Stilwell Board.
        (iv) In connection with its audits for the two most recent fiscal years and through October 7, 2002, there have not been any disagreements with PricewaterhouseCoopers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers, would have caused PricewaterhouseCoopers to make reference thereto in their report on Stilwell's financial statements for such years.
        (v) During 2000 and 2001 and through October 7, 2002, there have been no reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K).
        (vi) Stilwell requested that PricewaterhouseCoopers furnish to the Company with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the statements that Stilwell has made in this Item 4. A copy of that letter, without enclosures, dated October 10, 2002 is filed as exhibit
                 16.1 to this Form 8-K.

(b)  New independent accountant.

        (i) Effective October 7, 2002, upon the recommendation of its Audit Committee, the Stilwell Board approved the appointment of Deloitte & Touche LLP as independent accountant to audit Stilwell's financial statements for the year ended December
                 31, 2002.
        (ii) During 2000 and 2001 and through October 7, 2002, Stilwell has not consulted with Deloitte & Touche LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements; or
                 (ii) any matter that was either the subject of a disagreement or reportable event as defined in Item 304(a)(2) of Regulation S-K.




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Item 7.           Financial Statements and Exhibits

(c)      Exhibits

                       (16)

                       16.1                            Letter of
                                                       PricewaterhouseCoopers
                                                       LLP addressed to the
                                                       Securities and Exchange
                                                       Commission regarding
                                                       Stilwell's Change in
                                                       Certifying Accountant.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    Stilwell Financial Inc.


Date: October 10, 2002            By:        /s/  Douglas E. Nickerson
                                     -------------------------------------------
                                               Douglas E. Nickerson
                                     Vice President, Controller and Treasurer
                                          (Principal Accounting Officer)



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